Exhibit 99.1
UNITED STATES BANKRUPTCY COURT
IN THE DISTRICT OF DELAWARE

In re PFF Bancorp, Inc.	Case No. 08-13127
Reporting Period: 7/1/09 — 7/31/09
MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month
Submit copy of report to any official committee appointed in the case

Affidavit /
		Document	Explanation	Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	YES
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	YES
Schedule of Professional Fees Paid	MOR-1b	YES
Copies of bank statements		YES
Cash disbursements journals		YES
Statement of Operations	MOR-2	YES
Balance Sheet	MOR-3	YES
Status of Post-petition Taxes	MOR-4	YES
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Unpaid Post-petition Debts	MOR-4	YES
Listing of aged accounts payable	MOR-4	YES
Accounts Receivable Reconciliation and Aging	MOR-5	YES
Debtor Questionnaire	MOR-5	YES
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Kevin McCarthy Signature of Authorized Individual*	August 31, 2009 Date

Kevin McCarthy Printed Name of Authorized Individual	CEO Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re PFF Bancorp, Inc.	Case No. 08-13127
Reporting Period: 7/1/09 — 7/31/09
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH — ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

							CUMULATIVE
	BANK ACCOUNTS				CURRENT MONTH		FILING TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	$2,704,742.13				$2,704,742.13		$3,637,884.57

RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS
OTHER (ATTACH LIST)							$348,712.40
TRANSFERS (FROM DIP ACCTS)

TOTAL RECEIPTS							$348,712.40

DISBURSEMENTS
NET PAYROLL	$33,450.29				$33,450.29		$276,746.27
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES
INSURANCE							$280,164.00
ADMINISTRATIVE	$32,710.39				$32.710.39		$393,271.03
SELLING
OTHER (ATTACH LIST)

OWNER DRAW*
TRANSFERS (TO DIP ACCTS)

PROFESSIONAL FEES	$467,847.43				$467,847.43		$860,157.64
U.S. TRUSTEE QUARTERLY FEES	$1,950.00				$1,950.00		$7,474.01
COURT COSTS
TOTAL DISBURSEMENTS	$535,958.11				$535,958.11		$1,817,812.95

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)	$(535,958.11)				$(535,958.11)		$(1,469,100.55)

CASH — END OF MONTH	$2,168,784.02				$2,168,784.02		$2,168,784.02

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE
THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS		$535,958.11
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$535,958.11

Account ******9146
Account Name PFF Bancorp, Inc.
Reconciliation As of Date 7/31/09

Balance per Bank		$2,734,349.16

Deposits in Transit
Date	Amount

Total

Outstanding Checks
Check #	Amount
10027	$183,899.00
10028	$96,265.00
10079	$38,392.25
10085	$72,647.74
10086	$6,005.04
10087	$12,471.40
10088	$97,886.20
10089	$20,441.90
10090	$23,063.20
10091	$14,589.46

Total		$(565,661.19)
Other (List)
July Bank Charges not on books (journaled in August)		$96.05

Balance per Books		$2,168,784.02

In re PFF Bancorp, Inc.	Case No. 08-13127
Reporting Period: 7/1/09 — 7/31/09
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month.

	Period	Amount		Check		Amount Paid		Year-To-Date
Payee	Covered	Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses
Paul, Hastings, Janofsky & Walker LLP	2/1 – 2/28/09	$84,842.00	PFF Bancorp	1075	7/1/09	$67,814.80	$73.50	$310,892.40	$5,776.87
	3/1/ – 3/31/09	$101,074.94	PFF Bancorp	1076	7/1/09	$80,652.40	$259.44	$391,544.80	$6,036.31
	5/1 – 5/31/09	$90,595.74	PFF Bancorp	1085	7/31/09	$71,792.00	$855.74	$463,336.80	$6,892.05
	12/5/08 – 3/31/09	$97,886.20	PFF Bancorp	1088	7/31/09	$97,886.20	$0.00	$561,223.00	$6,892.05

Blank Rome	2/1 – 3/31/09	$47,260.55	PFF Bancorp	1079	7/22/09	$35,473.60	$2,918.55	$81,767.60	$4,758.85
	12/5/08 – 3/31/09	$20,441.90	PFF Bancorp	1089	7/31/09	$20,441.90	$0.00	$102,209.50	$4,758.85

J.H. Cohn	4/1 – 4/30/09	$36,272.45	PFF Bancorp	1080	7/22/09	$27,313.20	$2,130.95	$119,566.00	$5,273.09
	5/1 – 5/31/09	$23,361.81	PFF Bancorp	1081	7/22/09	$18,661.60	$34.81	$138,227.60	$5,307.90
	12/5/08 – 3/31/09	$23,063.20	PFF Bancorp	1090	7/31/09	$23,063.20	$0.00	$161,290.80	$5,307.90

Richards, Layton & Finger, P.A.	5/1 – 5/31/09	$7,466.74	PFF Bancorp	1086	7/31/09	$5,846.80	$158.24	$5,846.80	$158.24
	12/5/08 – 3/31/09	$12,471.40	PFF Bancorp	1087	7/31/09	$12,471.40	$0.00	$18,318.20	$158.24

Bank of America LOGO	Account Number ******9146
01 01 152 01 M0000 E# 11
CUSTOMER CONNECTION	Last Statement: 06/30/2009
BANK OF AMERICA, N.A.	This Statement: 07/31/2009
DALLAS, TEXAS 75283-2406

Customer Service 1-800-342-7722

PFF BANCORP, INC.
DEBTOR IN POSSESSION #08-13127-KJC
OPERATING ACCOUNT	Page 1 of 3
1490 N CLAREMONT BLVD, SUITE 100
CLAREMONT CA 91711	Bankruptcy Case Number: 0813127KJC
Effective October 1, 2009, a pricing increase will occur for some services provided by Bank of America’s Automated Account Service, Service on Line or service provided by a Customer Service Representative Assistance. The new price for statement and photocopy requests are $10.00 per item. An additional $25.00 fee per occurrence is assessed for CSR Assistance when the service request is available through one of Bank of America’s automated services. The fees will be debited from your account. If you are interested in learning more about our automated services, please contact your banking representative.
CUSTOMER CONNECTION ECONOMY CHECKING
Account Summary Information

Statement Period	07/01/2009 – 07/31/2009	Statement Beginning Balance	2,985,073.08
Number of Deposits/Credits	0	Amount of Deposits/Credits	.00
Number of Checks	11	Amount of Checks	237,020.75
Number of Other Debits	9	Amount of Other Debits	13,703.17
		Statement Ending Balance	2,734,349.16
Number of Enclosures	11
		Service Charge	96.05
Withdrawals and Debits
Checks

Check		Date	Bank	Check			Date	Bank
Number	Amount	Posted	Reference	Number		Amount	Posted	Reference
1075	67,888.30	07/16	8892788429	1082		9,916.25	07/28	1182572231
1076	80,911.84	07/16	8892788430	1083		540.30	07/28	1182572232
1077	7,560.00	07/10	1082378336	1084		1,950.00	07/30	6992060867
1078	120.51	07/13	9792266984	10016	*	10,297.01	07/13	9792185820
1080*	29,444.15	07/31	1792552646	10017		9,695.98	07/27	8692686224
1081	18,696.41	07/31	1792552645
Other Debits

	Customer			Bank
Date Posted	Reference	Amount	Description	Reference
07/01		46.44	ADP PAYROLL FEES DES:ADP – FEES ID: 13Z8V 7190827	81001860117
			INDN: PFF BANCORP INC. CO ID: 9659605001 CCD
07/08		15.00	CHECK ORDER FEE	09820000251
07/09		6,992.70	ADP TX/FINCL SVC DES:ADP – TAX ID: E2Z8V 071027A01	89011472957
			INDN: PFF BANCORP INC. CO ID: 1223006057 CCD
07/15		56.94	ADP PAYROLL FEES DES:ADP – FEES ID: 13Z8V 7750903	95005919228
			INDN: PFF BANCORP INC. CO ID: 9659605001 CCD
07/21		30.00	6 MONTH STOP PAY CHARGE
07/21		30.00	6 MONTH STOP PAY CHARGE
07/23		6,464.60	ADP TX/FINCL SVC DES:ADP – TAX ID: E2Z8V 072428A01	03003277533
			INDN: PFF BANCORP INC. CO ID: 1223006057 CCD
07/29		46.44	ADP PAYROLL FEES DES:ADP – FEES ID: 13Z8V 8336832	09006176915
			INDN: PFF BANCORP INC. CO ID: 9659605001 CCD
07/31		21.05	FDIC ASSESSMENT

*	The preceding check(s) is still outstanding or has been included in a previous statement or is included in the ‘Other Debits’ section as an ACH paperless transaction.

Account Number ******9146
CUSTOMER CONNECTION	01 01 152 01 M0000 E# 11
BANK OF AMERICA, N.A.	Last Statement: 06/30/2009
DALLAS, TEXAS 75283-2406	This Statement: 07/31/2009

Customer Service 1-800-342-7722
PFF BANCORP, INC.
Page 2 of 3 Bankruptcy Case Number: 0813127KJC
CUSTOMER CONNECTION ECONOMY CHECKING
Daily Balances

Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Collected Balance
06/30	2,985,073.08	2,983,073.08	07/21	2,811,124.34	2,811,124.34
07/01	2,985,026.64	2,985,026.64	07/23	2,804,659.74	2,804,659.74
07/08	2,985,011.64	2,985,011.64	07/27	2,794,963.76	2,794,963.76
07/09	2,978,018.94	2,978,018.94	07/28	2,784,507.21	2,784,507.21
07/10	2,970,458.94	2,970,458.94	07/29	2,784,460.77	2,784,460.77
07/13	2,960,041.42	2,960,041.42	07/30	2,782,510.77	2,782,510.73
07/15	2,959,984.48	2,959,984.48	07/31	2,734,349.16	2,734,349.16
07/16	2,811,184.34	2,811,184.34

Account Number ******9146
CUSTOMER CONNECTION	01 01 152 01 M0000 E# 11
BANK OF AMERICA, N.A.	Last Statement: 06/30/2009
DALLAS, TEXAS 75283-2406	This Statement: 07/31/2009

Customer Service 1-800-342-7722
PFF BANCORP, INC.
Page 3 of 3 Bankruptcy Case Number: 0813127KJC
IMPORTANT INFORMATION
CHANGE OF ADDRESS. Please call us at the customer service telephone number listed on the front of this statement to tell us about a change of address.
TERMS AND CONDITIONS. All deposits to, withdrawals from, or other transactions pertaining to your account(s) are subject to the terms and conditions of the agreement you received when you opened your account and any amendments thereto. Amendments to the agreement may be made from time to time in the manner stated therein.
IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS. If you think your statement or receipt is wrong or if you need more information about an electronic transfer (e.g., ATM transactions, direct deposits or withdrawals, point-of-sale transactions) on the statement or receipt, telephone or write us at the address or number listed on the front of this statement as soon you can. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.

*	Tell us your name and account number.

*	Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe there is an error or why you need more information.

*	Tell us the dollar amount of the suspected error.
For consumer accounts used primarily for personal, family or household purposes, we will investigate your complaint and will correct any error promptly. If we take more than 10 business days (20 business days if you are a new customer, for electronic transfers occurring during the first 30 days after the first deposit is made to your account), to do this, we will re-credit your account for the amount you think is in error so that you will have use of the money during the time it takes us to complete our investigation.
For other accounts, we investigate, and if we find we have made an error, we will make the appropriate adjustment to your account at the conclusion of our investigation.
DIRECT DEPOSITS.
If you have arranged to have direct deposits made to your account at lease once every 60 days from the same person or company, you may call us at the telephone number listed on the front of this statement to find out if the deposit was made as scheduled.
REPORTING OTHER PROBLEMS.
You must examine your statement carefully and promptly. You are in the best position to discover errors and unauthorized transactions on your account. If you fail to notify us in writing of suspected problems or unauthorized transactions within the time periods specified in the deposit agreement (which periods are no more than 60 days after we make the statement available to you and in some cases are 30 days or less), we are not liable to you for, and you agree not to make a claim against us for the problems or unauthorized transactions.

PFF BANCORP, INC.
Transaction Detail by Account
July 2009

Date	Type	Num	Name	Memo/Description	Split	Amount	Balance
B of A Checking
07/01/2009	General Journal	122			-SPLIT-	-80,911.84	-80,911.84
07/01/2009	General Journal	123			-SPLIT-	-67,888.30	-148,800.14
07/06/2009	General Journal	124			-SPLIT-	-7,560.00	-156,360.14
07/07/2009	General Journal	125			-SPLIT-	-17,346.65	-173,706.79
07/22/2009	General Journal	127			-SPLIT-	-38,392.25	-212,099.04
07/22/2009	General Journal	128			-SPLIT-	-29,444.15	-241,543.19
07/22/2009	General Journal	129			-SPLIT-	-18,696.41	-260,239.60
07/22/2009	General Journal	130			-SPLIT-	-16,207.02	-276,446.62
07/24/2009	General Journal	131			-SPLIT-	-9,916.25	-286,362.87
07/24/2009	General Journal	133			-SPLIT-	-1,950.00	-288,312.87
07/24/2009	General Journal	132			-SPLIT-	-540.30	-288,853.17
07/31/2009	General Journal	134			-SPLIT-	-72,647.74	-361,500.91
07/31/2009	General Journal	138			-SPLIT-	-20,441.90	-381,942.81
07/31/2009	General Journal	137			-SPLIT-	-97,886.20	-479,829.01
07/31/2009	General Journal	135			-SPLIT-	-6,005.04	-485,834.05
07/31/2009	General Journal	136			-SPLIT-	-12,471.40	-498,305.45
07/31/2009	General Journal	139			-SPLIT-	-23,063.20	-521,368.65
07/31/2009	General Journal	140			-SPLIT-	-14,589.46	-535,958.11

Total for B of A Checking						$-535,958.11
Blank Rome – Fees
07/22/2009	General Journal	127			-SPLIT-	35,473.60	35,473.60
07/22/2009	General Journal	127			-SPLIT-	2,918.65	38,392.25
07/31/2009	General Journal	138			-SPLIT-	20,441.90	58,834.15

Total for Blank Rome – Fees						$58,834.15
Contractor – Talbott
07/06/2009	General Journal	124			-SPLIT-	7,560.00	7,560.00
07/24/2009	General Journal	131			-SPLIT-	9,875.00	17,435.00

Total for Contractor – Talbott						$17,435.00
JH Cohn – Expenses
07/22/2009	General Journal	128			-SPLIT-	2,130.95	2,130.95
07/22/2009	General Journal	129			-SPLIT-	34.81	2,165.76

Total for JH Cohn – Expenses						$2,165.76
JH Cohn – Fees
07/22/2009	General Journal	128			-SPLIT-	27,313.20	27,313.20
07/22/2009	General Journal	129			-SPLIT-	18,661.60	45,974.80
07/31/2009	General Journal	139			-SPLIT-	23,063.20	69,038.00

Total for JH Cohn – Fees						$69,038.00
Kurtzman Carson
07/31/2009	General Journal	140			-SPLIT-	14,589.46	14,589.46

Total for Kurtzman Carson						$14,589.46
Office Expenses
07/07/2009	General Journal	125			-SPLIT-	56.94	56.94
07/22/2009	General Journal	130			-SPLIT-	46.44	103.38
07/24/2009	General Journal	132			-SPLIT-	540.30	643.68

Total for Office Expenses						$643.68
Payroll

Journal Entry	Entry #: 122

Date: 07/01/2009

Account	Debit	Credit

PHJW Fees	80652.40
PHJW Expenses	259.44
B of A Checking		80911.84

Totals	80911.84	80911.84
Memo: 4th Monthly Application 3/1 — 3/31/09

Journal Entry	Entry #: 123

Date: 07/01/2009

Account	Debit	Credit

PHJW Fees	67814.80
PHJW Expenses	73.50
B of A Checking		67888.30

Totals	67888.30	67888.30
Memo: 3rd Monthly Application 2/1/09 — 2/28/09

Journal Entry	Entry #: 124

Date: 07/06/2009

Account	Debit	Credit

Contractor — Talbott	7560.00
B of A Checking		7560.00

Totals	7560.00	7560.00
Memo: 7/6 — 7/10

Journal Entry	Entry #: 125

Date: 07/07/2009

Account	Debit	Credit

Payroll	10297.01
Payroll	6992.70
Office Expenses	56.94
B of A Checking		17346.65

Totals	17346.65	17346.65
Memo: Payroll 6/22 — 7/4 incl July COBRA

Journal Entry	Entry #: 127

Date: 07/22/2009

Account	Debit	Credit

Blank Rome — Fees	35473.60
Blank Rome — Fees	2918.65
B of A Checking		38392.25

Totals	38392.25	38392.25
Memo: Second Combined Fee 2/1 — 3/31

Journal Entry	Entry #: 128

Date: 07/22/2009

Account	Debit	Credit

JH Cohn — Fees	27313.20
JH Cohn — Expenses	2130.95
B of A Checking		29444.15

Totals	29444.15	29444.15
Memo: Fifth Fee — April

Journal Entry	Entry #: 129

Date: 07/22/2009

Account	Debit	Credit

JH Cohn — Fees	18661.60
JH Cohn — Expenses	34.81
B of A Checking		18696.41

Totals	18696.41	18696.41
Memo: Fifth Fee — May

Journal Entry	Entry #: 130

Date: 07/22/2009

Account	Debit	Credit

Payroll	9695.98
Payroll	6464.60
Office Expenses	46.44
B of A Checking		16207.02

Totals	16207.02	16207.02
Memo: 7/6 — 18

Journal Entry	Entry #: 131

Date: 07/24/2009

Account	Debit	Credit

Contractor — Talbott	9875.00
Travel	41.25
B of A Checking		9916.25

Totals	9916.25	9916.25
Memo: Services — 7/10 — 24

Journal Entry	Entry #: 133

Date: 07/24/2009

Account	Debit	Credit

US Trustee	1950.00
B of A Checking		1950.00

Totals	1950.00	1950.00
Memo: Q2 Fee

Journal Entry	Entry #: 132

Date: 07/24/2009

Account	Debit	Credit

Office Expenses	540.30
B of A Checking		540.30

Totals	540.30	540.30
Memo: Expense Reimbursement — Talbott

Journal Entry	Entry #: 134

Date: 07/31/2009

Account	Debit	Credit

PHJW Fees	71792.00
PHJW Expenses	855.74
B of A Checking		72647.74

Totals	72647.74	72647.74
Memo: 6th Fee App 5/1 — 5/31

Journal Entry	Entry #: 138

Date: 07/31/2009

Account	Debit	Credit

Blank Rome — Fees	20441.90
B of A Checking		20441.90

Totals	20441.90	20441.90
Memo: 20% Holdback

Journal Entry	Entry #: 137

Date: 07/31/2009

Account	Debit	Credit

PHJW Fees	97886.20
B of A Checking		97886.20

Totals	97886.20	97886.20
Memo: 20% Holdback

Journal Entry	Entry #: 135

Date: 07/31/2009

Account	Debit	Credit

RLF — Fees	5846.80
RLF Expenses	158.24
B of A Checking		6005.04

Totals	6005.04	6005.04
Memo: May

Journal Entry	Entry #: 136

Date: 07/31/2009

Account	Debit	Credit

RLF — Fees	12471.40
B of A Checking		12471.40

Totals	12471.40	12471.40
Memo: 20% Holdback

Journal Entry	Entry #: 139

Date: 07/31/2009

Account	Debit	Credit

JH Cohn — Fees	23063.20
B of A Checking		23063.20

Totals	23063.20	23063.20
Memo: 20% Holdback

Journal Entry	Entry #: 140

Date: 07/31/2009

Account	Debit	Credit

Kurtzman Carson	14589.46
B of A Checking		14589.46

Totals	14589.46	14589.46
Memo: 6/1 — 31

PFF Bancorp, Inc.
Profit & Loss
July 2009

Total
Income
Total Income
Expenses
Blank Rome — Expenses	2,918.65
Blank Rome — Fees	55,915.50
Contractor — Talbott	17,435.00
JH Cohn — Expenses	2,165.76
JH Cohn — Fees	69,038.00
Kurtzman Carson	14,589.46
Office Expenses	643.68
Payroll	33,450.29
PHJW Expenses	1,188.68
PHJW Fees	318,145.40
RLF — Fees	18,318.20
RLF Expenses	158.24
Travel	41.25
US Trustee	1,950.00

Total Expenses	$535,958.11

Net Operating Income	$-535,958.11

Net Income	$-535,958.11

PFF Bancorp, Inc.
Profit & Loss
December 5, 2008 — July 31, 2009

Total
Income
Refunds-Allowances	10,000.00
Workers Comp Experience Refund	10,563.00
Total Income	$20,563.00
Expenses
Accrued Expenses	0.00
Bank Charges	317.03
Blank Rome — Expenses	4,758.95
Blank Rome — Fees	102,209.50
Contractor — Talbott	244,235.00
Interest Expense	0.99
JH Cohn — Expenses	5,307.90
JH Cohn — Fees	161,290.80
Kurtzman Carson	106,518.69
Legal & Professional Fees	199,365.25
Office Expenses	16,045.11
Payroll	276,606.95
PHJW Expenses	6,892.05
PHJW Fees	561,223.00
Postage	182.78
Progressive Reimb	-202,416.95
RLF — Fees	18,318.20
RLF Expenses	158.24
Supplies	330.36
Taxes & Licenses	1,323.23
Travel	8,108.92
US Trustee	7,474.01

Total Expenses	$1,518,250.01

Net Operating Income	$-1,497,687.01
Other Income
Other Income	125,750.46

Total Other Income	$125,750.46
Other Expenses
Miscellaneous	2,000.00

Total Other Expenses	$2,000.00

Net Other Income	$123,750.46

Net Income	$-1,373,936.55

PFF Bancorp, Inc.
Balance Sheet
As of July 31, 2009

Total
ASSETS
Current Assets
Bank Accounts
B of A Checking	2,168,784.02
Checking	0.00
Citigroup Margin	700,000.00
M&I Bank Account	1,000,000.00
Paine Webber Business Svcs.	0.00
Trust Inv A/C	0.00

Total Bank Accounts	$3,868,784.02

Total Current Assets	$3,868,784.02
Other Assets
Accrued Interest	5,666.00
Accum Comp Gain/Loss 1	136,845.00
Accum Comp Gain/Loss 2	-3,531,160.00
Capital SERP PFF	-377,518.00
Capital Stock Investment	132,500,000.00
Common Stock Dist. Def. Comp	1,389,015.00
Common Stock Dist. SERP	641,438.00
Deferred Costs — JR SUB	91,654.00
Interest Receivable	82,351.00
Investment in PFF Real Estate Svcs.	55,000.00
Investment in Trust I	928,000.00
Investment in Trust II	774,000.00
Investment in Trust III	928,000.00
Investment with Subsidiaries	1,307,442.00
Net Income/Loss	259,760,693.00
Net Income/Loss — DBS	16,886,374.00
Net Income/Loss — GIA	730,807.00
Net Income/Loss — PFF RESI	-29,275.00
Net Income/Loss DBS correction	-33,772,748.00
PFF B&T Cash Dividend	-249,743,000.00
PFF FAS 115	1,228,035.00
Prepaid Expenses	129,704.78
Prepaid OTS Assessment	6,357.00
Progressive — Tail	183,899.00
Stock Options Granted	24,911,967.00
Travellers Tail	96,265.00
US Treasury Bonds — HTM	1,000,000.00
US Treasury Bonds — UNAM	953.00
US Treasury Bonds Mkt Value	13,329.00
Valuation Allowance	-1,500,413.00

Total Other Assets	$154,833,680.78

TOTAL ASSETS	$158,702,464.80

Total
LIABILITIES AND EQUITY
Liabilities
Current Liabilities
Other Current Liabilities
Accrued Expenses Payable	0.00

Total Other Current Liabilities	$0.00

Total Current Liabilities	$0.00
Long Term Liabilities
Accrued Tax Fees	6,311.00
Deferred FIT	-128,004.00
Deferred SIT	-1,378,007.00
FAS 115 FIT	4,132.00
FAS 115 SIT	1,466.00
Intercompany Payable	15.00
Interest Payable — JR SUB Debt	2,743,922.00
Interest Payable — M&I	-106,985.00
Interest Payable — Other Notes	-304,034.00
Interest Payable — Secured Borrowings	80,821.00
Interest Payable — Swap Fixed	452,506.00
Interest Payable — Swap Variable	-364,583.00
JR SUB Debt I	30,928,000.00
JR SUB Debt II	25,774,000.00
JR SUB Debt III	30,928,000.00
JR SUB Debt MTM	779,740.00
Notes Payable — DBS	-19,280,093.00
Notes Payable M&I	44,000,000.00
Other Accrued Liabilities	2,806,000.00
Secured Borrowings	486,849.00

Total Long Term Liabilities	$117,430,056.00

Total Liabilities	$117,430,056.00
Equity
APIC Equity Incentive Plan	5,565,899.00
APIC ESOP	28,709,074.00
APIC Preferred Stock	6,990,000.00
APIC Retained Earnings	-53,645,740.00
APIC SERP	-377,518.00
APIC Stock Options Granted	24,901,591.00
APIC Treasury	-113,220,689.00
APIC Valuation Def Tax	10,376.00
Common Stock	224,811.00
Common Stock Aquired	-86,371.00
Common Stock Dist Def Comp	1,389,015.00
Common Stock Dist SERP	641,438.00
Dividends	81,713,632.00
ISO Stock Options FAS 123R	326,562.00
NQ Stock Options FAS 123R	700,675.00
Opening Balance Equity	-163,427,263.00
Other Comprehensive Earnings	-2,152,951.00
Paid-In Capital or Surplus	224,451,453.00
Preferred Stock	10,000.00
Retained Earnings	-75,213.90
Net Income	-1,376,371.30

Total Equity	$41,272,408.80

TOTAL LIABILITIES AND EQUITY	$158,702,464.80

In re PFF Bancorp, Inc.	Case No. 08-13127
Reporting Period: 7/1/09 — 7/31/09
STATUS OF POSTPETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

Amount
	Beginning Tax	Withheld or			Check No.	Ending Tax
Federal	Liability	Accrued	Amount Paid	Date Paid	T	Liability
Withholding	NONE					NONE
FICA-Employee	NONE					NONE
FICA-Employer	NONE					NONE
Unemployment	NONE					NONE
Income	NONE					NONE
Other:	NONE					NONE
Total Federal Taxes	NONE					NONE
State and Local	NONE					NONE
Withholding	NONE					NONE
Sales	NONE					NONE
Excise	NONE					NONE
Unemployment	NONE					NONE
Real Property	NONE					NONE
Personal Property	NONE					NONE
Other:	NONE					NONE
Total State and Local	NONE					NONE
Total Taxes	NONE					NONE
SUMMARY OF UNPAID POSTPETITION DEBTS
Attach aged listing of accounts payable.
Number of Days Past Due

	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable						NONE
Wages Payable						NONE
Taxes Payable						NONE
Rent/Leases-Building						NONE
Secured Debt/Adequate Protection Payments						NONE
Professional Fees						NONE
Amounts Due to Insiders*						NONE
Other:						NONE
Other:						NONE
Total Postpetition Debts						NONE
Explain how and when the Debtor intends to pay any past-due postpetition debts.

*	“Insider” is defined in 11 U.S.C. Section 101(31).

In re	PFF Bancorp, Inc. Debtor
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	NONE
+ Amounts billed during the period	NONE
- Amounts collected during the period	NONE
Total Accounts Receivable at the end of the reporting period	NONE
Accounts Receivable Aging	NONE
0 - 30 days old	NONE
31 - 60 days old	NONE
61 - 90 days old	NONE
91+ days old	NONE
Total Accounts Receivable	NONE
Amount considered uncollectible (Bad Debt)	NONE
Accounts Receivable (Net)	NONE
DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X

UNITED STATES BANKRUPTCY COURT
IN THE DISTRICT OF DELAWARE

In re Diversified Builder Services, Inc.	Case No. 08-13129
Reporting Period: 7/1/09 — 7/31/09
MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month
Submit copy of report to any official committee appointed in the case

Affidavit /
		Document	Explanation	Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	YES
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	YES
Schedule of Professional Fees Paid	MOR-1b	YES
Copies of bank statements		YES
Cash disbursements journals		YES
Statement of Operations	MOR-2	YES
Balance Sheet	MOR-3	YES
Status of Post-petition Taxes	MOR-4	YES
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Unpaid Post-petition Debts	MOR-4	YES
Listing of aged accounts payable	MOR-4	YES
Accounts Receivable Reconciliation and Aging	MOR-5	YES
Debtor Questionnaire	MOR-5	YES
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Kevin McCarthy	August 25, 2009

Signature of Authorized Individual*	Date

Kevin McCarthy	CEO

Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Diversified Builder Services, Inc.	Case No. 08-13129
Reporting Period: 7/1/09 — 7/31/09
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH — ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

							CUMULATIVE
	BANK ACCOUNTS				CURRENT MONTH		FILING TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	$1,412,250.34				$1,412,250.34		$1,186,035.00

CASH SALES
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS
OTHER (ATTACH LIST)							$227,179.23
TRANSFERS (FROM DIP ACCTS)

TOTAL RECEIPTS							$227,179.23

NET PAYROLL
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES
INSURANCE
ADMINISTRATIVE							$214.31
SELLING
OTHER (ATTACH LIST)							$99.34

OWNER DRAW*
TRANSFERS (TO DIP ACCTS)

PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES	$324.76				$324.76		$975.00
COURT COSTS
TOTAL DISBURSEMENTS	$324.76				$324.76		$1,288.65

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)	$(324.76)				$(324.76)		$225,890.58

CASH — END OF MONTH	$1,411,925.58				$1,411,925.58		$1,411,925.58

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE
THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS		$324.76
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$324.76

Account ******9188
Account Name Diversified Builder Services, Inc.
Reconciliation As of Date 7/31/09

Balance per Bank		$1,411.939.71

Deposits in Transit
Date	Amount

Total

Outstanding Checks
Check #	Amount
1086	$25.00

Total		$(25.00)
Other (List)
July Bank charges not on books (journaled in account)		$10.87

Balance per Books		$1,411,925.58

In re Diversified Builder Services, Inc.	Case No. 08-13129
Reporting Period: 7/1/09 — 7/31/09
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month.

	Period	Amount		Check		Amount Paid		Year-To-Date
Payee	Covered	Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses

NONE

Bank of America LOGO	Account Number ******9188
01 01 152 01 M0000 E# 1
CUSTOMER CONNECTION	Last Statement: 06/30/2009
BANK OF AMERICA, N.A.	This Statement: 07/31/2009
DALLAS, TEXAS 75283-2406

Customer Service 1-800-342-7722

DIVERSIFIED BUILDER SERVICES, INC.
DEBTOR IN POSSESSION 08-13129
OPERATING ACCOUNT	Page 1 of 2
1490 N CLAREMONT BLVD,
CLAREMONT CA 91711	Bankruptcy Case Number: 0813129

Effective October 1, 2009, a pricing increase will occur for some services provided by Bank of America’s Automated Account Service, Service on Line or service provided by a Customer Service Representative Assistance. The new price for statement and photocopy requests are $10.00 per item. An additional $25.00 fee per occurrence is assessed for CSR Assistance when the service request is available through one of Bank of America’s automated services. The fees will be debited from your account. If you are interested in learning more about our automated services, please contact your banking representative.

CUSTOMER CONNECTION ECONOMY CHECKING
Account Summary Information

Statement Period	07/01/2009 – 07/31/2009	Statement Beginning Balance	1,412,275.34
Number of Deposits/Credits	0	Amount of Deposits/Credits	.00
Number of Checks	1	Amount of Checks	324.76
Number of Other Debits	1	Amount of Other Debits	10.87
		Statement Ending Balance	1,411,939.71
Number of Enclosures	1
		Service Charge	10.87
Withdrawals and Debits
Checks

Check		Date	Bank	Check		Date	Bank
Number	Amount	Posted	Reference	Number	Amount	Posted	Reference
1005	324.76	07/30	6992060866
Other Debits

Date	Customer
Posted	Reference	Amount	Description	Bank Reference
07/31		10.87	FDIC ASSESSMENT
Daily Balances

Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Collected Balance
06/30	1,412,275.34	1,412,275.34	07/31	1,411,939.71	1,411,939.71
07/30	1,411,950.58	1,411,950.58

Account Number ******9188
CUSTOMER CONNECTION	01 01 152 01 M0000 E# 1
BANK OF AMERICA, N.A.	Last Statement: 06/30/2009
DALLAS, TEXAS 75283-2406	This Statement: 07/31/2009

Customer Service 1-800-342-7722
DIVERSIFIED BUILDER SERVICES, INC.
Page 2 of 2

Bankruptcy Case Number: 0813129
IMPORTANT INFORMATION
CHANGE OF ADDRESS. Please call us at the customer service telephone number listed on the front of this statement to tell us about a change of address.
TERMS AND CONDITIONS. All deposits to, withdrawals from, or other transactions pertaining to your account(s) are subject to the terms and conditions of the agreement you received when you opened your account and any amendments thereto. Amendments to the agreement may be made from time to time in the manner stated therein.
IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS. If you think your statement or receipt is wrong or if you need more information about an electronic transfer (e.g., ATM transactions, direct deposits or withdrawals, point-of-sale transactions) on the statement or receipt, telephone or write us at the address or number listed on the front of this statement as soon you can. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.
*    Tell us your name and account number.
*    Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe there is an error or why you need more information.
*    Tell us the dollar amount of the suspected error.
For consumer accounts used primarily for personal, family or household purposes, we will investigate your complaint and will correct any error promptly. If we take more than 10 business days (20 business days if you are a new customer, for electronic transfers occurring during the first 30 days after the first deposit is made to your account), to do this, we will re-credit your account for the amount you think is in error so that you will have use of the money during the time it takes us to complete our investigation.
For other accounts, we investigate, and if we find we have made an error, we will make the appropriate adjustment to your account at the conclusion of our investigation.
DIRECT DEPOSITS.
If you have arranged to have direct deposits made to your account at lease once every 60 days from the same person or company, you may call us at the telephone number listed on the front of this statement to find out if the deposit was made as scheduled.
REPORTING OTHER PROBLEMS.
You must examine your statement carefully and promptly. You are in the best position to discover errors and unauthorized transactions on your account. If you fail to notify us in writing of suspected problems or unauthorized transactions within the time periods specified in the deposit agreement (which periods are no more than 60 days after we make the statement available to you and in some cases are 30 days or less), we are not liable to you for, and you agree not to make a claim against us for the problems or unauthorized transactions.

Diversified Builder Services, Inc.
Transaction Detail by Account
July 2009

Date	Type	Num	Name	Memo/Description	Split	Amount	Balance
B of A Checking
07/24/2009	General Journal	18			-SPLIT-	-324.76	-324.76

Total for B of A Checking						$-324.76
US Trustee
07/24/2009	General Journal	18			-SPLIT-	324.76	324.76

Total for US Trustee						$324.76

Journal Entry	Entry #: 18

Date: 07/24/09

Account	Debit	Credit

US Trustee	324.76
B of A Checking		324.76

Totals	324.76	324.76

Memo: Q2 Fee

Diversified Builder Services, Inc.
Profit & Loss
July 2009

Total
Income
Total Income
Expenses
U S Trustee	324.76

Total Expenses	$324.76

Net Operating Income	$-324.76

Net Income	$-324.76

Diversified Builder Services, Inc.
Profit & Loss
December 5, 2008 — July 31, 2009

Total
Income
Lafferty Tax Refunds	227,179.23

Total Income	$227,179.23
Expenses
Bank Charges	189.31
Taxes & Licenses	25.00
U S Trustee	975.00

Total Expenses	$1,189.31

Net Operating Income	$225,989.92
Other Income
Other Income	-99.34

Total Other Income	$-99.34

Net Other Income	$-99.34

Net Income	$225,890.58

Diversified Builder Services, Inc.
Balance Sheet
As of July 31, 2009

Total
ASSETS
Current Assets
Bank Accounts
B of A Checking	1,411,925.58
PFF Checking	0.00
PFF Checking — 10102	0.00

Total Bank Accounts	$1,411,925.58

Total Current Assets	$1,411,925.58
Other Assets
100% Loan Loss — Comm Loans — MI	-300,000.00
Accounts Receivable	288,500.00
Commercial LOC — MI	7,800,000.00
Commercial LOC Contra Asset — CLS	-1,050.00
Def Income — Comm Non Accr	-217,552.00
Partial Charge-Offs Comm. Unsecured	-5,729,081.00
Property & Equipment	7,489.00
Val Allow — FIT Deferred Taxes	1,951,021.00
Val Allow — SIT Deferred Taxes	-6,886,601.00

Total Other Assets	$-3,087,274.00

TOTAL ASSETS	$-1,675,348.42

LIABILITIES AND EQUITY
Liabilities
Long Term Liabilities
Accrued Interest — Notes Payable	304,034.00
DBS Insurance Payable	160.00
Deferred Fed Income Taxes	1,951,021.00
Deferred Income	288,500.00
Deferred State Inc Taxes	-6,886,601.00
Intercompany Payable	6.00
Notes Payable	19,280,093.00

Total Long Term Liabilities	$14,937,213.00

Total Liabilities	$14,937,213.00
Equity
APIC	28,000,000.00
APIC — Retained Earnings	-44,838,453.00
Opening Balance Equity	1.00
Retained Earnings Net Income	225,890.58

Total Equity	$-16,612,561.42

TOTAL LIABILITIES AND EQUITY	$-1,675,348.42

In re Diversified Builder Services, Inc.	Case No. 08-13129
Reporting Period: 7/1/09 — 7/31/09
STATUS OF POSTPETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning	Amount				Ending
	Tax	Withheld or	Amount		Check No.	Tax
Federal	Liability	Accrued	Paid	Date Paid	_____T	Liability
Withholding	NONE					NONE
FICA-Employee	NONE					NONE
FICA-Employer	NONE					NONE
Unemployment	NONE					NONE
Income	NONE					NONE
Other:	NONE					NONE
Total Federal Taxes	NONE					NONE
State and Local	NONE					NONE
Withholding	NONE					NONE
Sales	NONE					NONE
Excise	NONE					NONE
Unemployment	NONE					NONE
Real Property	NONE					NONE
Personal Property	NONE					NONE
Other:	NONE					NONE
Total State and Local	NONE					NONE
Total Taxes	NONE					NONE
SUMMARY OF UNPAID POSTPETITION DEBTS
Attach aged listing of accounts payable.
Number of Days Past Due

	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable						NONE
Wages Payable						NONE
Taxes Payable						NONE
Rent/Leases-Building						NONE
Secured Debt/Adequate Protection Payments						NONE
Professional Fees						NONE
Amounts Due to Insiders*						NONE
Other:						NONE
Other:						NONE
Total Postpetition Debts						NONE
Explain how and when the Debtor intends to pay any past-due postpetition debts.

*	“Insider” is defined in 11 U.S.C. Section 101(31).

In re	Diversified Builder Services, Inc. Debtor
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	$7,800,000.00
+ Amounts billed during the period
- Amounts collected during the period
Total Accounts Receivable at the end of the reporting period	$7,800,000.00
Accounts Receivable Aging
0 - 30 days old
31 - 60 days old
61 - 90 days old
91+ days old	$7,800,000.00
Total Accounts Receivable	$7,800,000.00
Amount considered uncollectible (Bad Debt)	$5,729,081.00
Accounts Receivable (Net)	$2,070,919.00
DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X

UNITED STATES BANKRUPTCY COURT
IN THE DISTRICT OF DELAWARE

In re Glencrest Insurance Services, Inc.	Case No. 08-13131
Reporting Period: 7/1/09 — 7/31/09
MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month
Submit copy of report to any official committee appointed in the case

Affidavit /
		Document	Explanation	Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	YES
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	YES
Schedule of Professional Fees Paid	MOR-1b	YES
Copies of bank statements		YES
Cash disbursements journals		YES
Statement of Operations	MOR-2	YES
Balance Sheet	MOR-3	YES
Status of Post-petition Taxes	MOR-4	YES
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Unpaid Post-petition Debts	MOR-4	YES
Listing of aged accounts payable	MOR-4	YES
Accounts Receivable Reconciliation and Aging	MOR-5	YES
Debtor Questionnaire	MOR-5	YES
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Kevin McCarthy	August 31, 2009

Signature of Authorized Individual*	Date

Kevin McCarthy	CEO

Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Glencrest Insurance Services, Inc.	Case No. 08-13131 Reporting Period: 7/1/09 — 7/31/09
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

							CUMULATIVE
	BANK ACCOUNTS				CURRENT MONTH		FILING TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	$72,738.43				$72,738.43		$44,046.24

CASH SALES	$1,366.15				$1,366.15		$30,562.27
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS
OTHER (ATTACH LIST)							$307.22
TRANSFERS (FROM DIP ACCTS)

TOTAL RECEIPTS	$1,366.15				$1,366.15		$30,869.49

NET PAYROLL
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES
INSURANCE
ADMINISTRATIVE							$160.91
SELLING
OTHER (ATTACH LIST)

OWNER DRAW*
TRANSFERS (TO DIP ACCTS)

PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES	$324.76				$324.76		$975.00
COURT COSTS
TOTAL DISBURSEMENTS	$324.76				$324.76		$1,135.91

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)	$1,041.39				$1,041.39		$29,733.58

CASH — END OF MONTH	$73,779.82				$73,779.82		$73,779.82

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE
THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS		$324.76
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$324.76

Account ******8202
Account Name Glencrest Insurance Services, Inc.
Reconciliation As of Date 7/31/09

Balance per Bank		$73,804.25

Deposits in Transit
Date	Amount

Total

Outstanding Checks
Check #	Amount
1004	$25.00

Total		$(25.00)

Other (List)
July Bank charges not on books (recorded in August)		$0.57

Balance per Books		$73,779.82

In re Glencrest Insurance Services, Inc.	Case No. 08-13131
Reporting Period: 7/1/09 — 7/31/09
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

	Period	Amount		Check		Amount Paid		Year-To-Date
Payee	Covered	Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses
NONE

Bank of America LOGO	Account Number ******8202 01 01 152 01 M0000 E# 1
CUSTOMER CONNECTION	Last Statement: 06/30/2009
BANK OF AMERICA, N.A.	This Statement: 07/31/2009
DALLAS, TEXAS 75283-2406

Customer Service 1-800-342-7722
GLENCREST INSURANCE SERVICES, INC.
DEBTOR IN POSSESSION 08-13131
OPERATING ACCOUNT	Page 1 of 3
1490 N CLAREMONT BLVD, SUITE 100
CLAREMONT CA 91711	Bankruptcy Case Number: 0813131
Effective October 1, 2009, a pricing increase will occur for some services provided by Bank of America’s Automated Account Service, Service on Line or service provided by a Customer Service Representative Assistance. The new price for statement and photocopy requests are $10.00 per item. An additional $25.00 fee per occurrence is assessed for CSR Assistance when the service request is available through one of Bank of America’s automated services. The fees will be debited from your account. If you are interested in learning more about our automated services, please contact your banking representative.
CUSTOMER CONNECTION ECONOMY CHECKING
Account Summary Information

Statement Period	07/01/2009 – 07/31/2009	Statement Beginning Balance	72,763.43
Number of Deposits/Credits	2	Amount of Deposits/Credits	1,366.15
Number of Checks	1	Amount of Checks	324.76
Number of Other Debits	1	Amount of Other Debits	.57
		Statement Ending Balance	73,804.25
Number of Enclosures	1
		Service Charge	.57
Deposits and Credits

Date	Customer			Bank
Posted	Reference	Amount	Description	Reference

07/09		261.05	CA BANKING CENTER DEPOSIT	25400616061255_
07/20		1,105.10	CA BANKING CENTER DEPOSIT	25400576077715_
Withdrawals and Debits
Checks

Check		Date	Bank	Check		Date	Bank
Number	Amount	Posted	Reference	Number	Amount	Posted	Reference
1005	324.76	07/30	6992060868
Other Debits

	Customer			Bank
Date Posted	Reference	Amount	Description	Reference
07/31		.57	FDIC ASSESSMENT
Daily Balances

Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Collected Balance
06/30	72,763.43	70,920.70	07/14	73,024.48	73,008.84
07/03	72,763.43	72,652.87	07/15	73,024.48	73,024.48
07/06	72,763.43	72,763.43	07/20	74,129.58	73,024.48
07/09	73,024.48	72,763.43	07/23	74,129.58	74,063.28

Account Number ******8202
CUSTOMER CONNECTION	01 01 152 01 M0000 E# 1
BANK OF AMERICA, N.A.	Last Statement: 06/30/2009
DALLAS, TEXAS 75283-2406	This Statement: 07/31/2009

Customer Service 1-800-342-7722
GLENCREST INSURANCE SERVICES, INC.

Page 2 of 3

Bankruptcy Case Number: 0813131
CUSTOMER CONNECTION ECONOMY CHECKING
Daily Balances

Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Collected Balance
07/24	74,129.58	74,129.58	07/31	73,804.25	73,804.25
07/30	73,804.82	73,804.82

Account Number ******8202
CUSTOMER CONNECTION	01 01 152 01 M0000 E# 1
BANK OF AMERICA, N.A.	Last Statement: 06/30/2009
DALLAS, TEXAS 75283-2406	This Statement: 07/31/2009

Customer Service 1-800-342-7722
GLENCREST INSURANCE SERVICES, INC.

Page 3 of 3

Bankruptcy Case Number: 0813131
IMPORTANT INFORMATION
CHANGE OF ADDRESS. Please call us at the customer service telephone number listed on the front of this statement to tell us about a change of address.
TERMS AND CONDITIONS. All deposits to, withdrawals from, or other transactions pertaining to your account(s) are subject to the terms and conditions of the agreement you received when you opened your account and any amendments thereto. Amendments to the agreement may be made from time to time in the manner stated therein.
IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS. If you think your statement or receipt is wrong or if you need more information about an electronic transfer (e.g., ATM transactions, direct deposits or withdrawals, point-of-sale transactions) on the statement or receipt, telephone or write us at the address or number listed on the front of this statement as soon you can. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.

*	Tell us your name and account number.

*	Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe there is an error or why you need more information.

*	Tell us the dollar amount of the suspected error.
For consumer accounts used primarily for personal, family or household purposes, we will investigate your complaint and will correct any error promptly. If we take more than 10 business days (20 business days if you are a new customer, for electronic transfers occurring during the first 30 days after the first deposit is made to your account), to do this, we will re-credit your account for the amount you think is in error so that you will have use of the money during the time it takes us to complete our investigation.
For other accounts, we investigate, and if we find we have made an error, we will make the appropriate adjustment to your account at the conclusion of our investigation.
DIRECT DEPOSITS.
If you have arranged to have direct deposits made to your account at lease once every 60 days from the same person or company, you may call us at the telephone number listed on the front of this statement to find out if the deposit was made as scheduled.
REPORTING OTHER PROBLEMS.
You must examine your statement carefully and promptly. You are in the best position to discover errors and unauthorized transactions on your account. If you fail to notify us in writing of suspected problems or unauthorized transactions within the time periods specified in the deposit agreement (which periods are no more than 60 days after we make the statement available to you and in some cases are 30 days or less), we are not liable to you for, and you agree not to make a claim against us for the problems or unauthorized transactions.

Glencrest Insurance Services, Inc.
Transaction Detail by Account
July 2009

Date	Type	Num	Name	Memo/Description	Split	Amount	Balance
B of A Checking
07/08/2009	General Journal	47			-SPLIT-	261.05	261.05
07/17/2009	General Journal	49			-SPLIT-	1,105.10	1,366.15
07/24/2009	General Journal	50			-SPLIT-	-324.76	1,041.39

Total for B of A Checking						$1,041.39
Fees Billed
07/08/2009	General Journal	47			-SPLIT-	261.05	261.05
07/17/2009	General Journal	49			-SPLIT-	1,105.10	1,366.15

Total for Fees Billed						$1,366.15
US Trustee
07/24/2009	General Journal	50			-SPLIT-	324.76	324.76

Total for US Trustee						$324.76

Journal Entry	Entry #: 47
Date: 07/08/2009

Account	Debit	Credit

B of A Checking	261.05
Fees Billed		261.05

Totals	261.05	261.05
Memo: MN Life $60.06, Transamerica $153.33, LT Pfd Care $47.66

Journal Entry	Entry #: 49
Date: 07/17/2009

Account	Debit	Credit

B of A Checking	1105.10
Fees Billed		1105.10

Totals	1105.10	1105.10
Memo: Affinion $766.42, Principal $336.68

Journal Entry	Entry #: 50
Date: 07/24/2009

Account	Debit	Credit

US Trustee	324.76
B of A Checking		324.76

Totals	324.76	324.76
Memo: Q2 Fee

Glencrest Insurance Services, Inc.
Profit & Loss
July 2009

Total
Income
Fees Billed	1,366.15

Total Income	$1,366.15
Expenses
US Trustee	324.76

Total Expenses	$324.76

Net Operating Income	$1,041.39

Net Income	$1,041.39

Glencrest Insurance Services, Inc.
Profit & Loss
December 5, 2008 — July 31, 2009

Total
Income
Fees Billed	30,562.27

Total Income	$30,562.27
Expenses
Bank Charges	135.91
Taxes & Licenses	25.00
US Trustee	975.00

Total Expenses	$1,135.91

Net Operating Income	$29,426.36
Other Income
Other Income	307.22

Total Other Income	$307.22

Net Other Income	$307.22

Net Income	$29,733.58

Glencrest Insurance Services, Inc.
Balance Sheet
As of July 31, 2009

Total
ASSETS
Current Assets
Bank Accounts
B of A Checking	73,779.82
Operating Acct	0.00
PFF Checking	0.00

Total Bank Accounts	$73,779.82

Total Current Assets	$73,779.82
Other Assets
Prepaid Expenses and Other Assets	36,194.00
Property & Equipment	16,201.00

Total Other Assets	$52,395.00

TOTAL ASSETS	$126,174.82

LIABILITIES AND EQUITY
Liabilities
Long Term Liabilities
Deferred Tax	36,194.00
Fees Payable	-322.00

Total Long Term Liabilities	$35,872.00

Total Liabilities	$35,872.00
Equity
APIC — R/E Dividends Paid	-5,440,000.00
APIC — Retained Earnings	5,480,569.00
Common Stock	20,000.00
Opening Balance Equity	0.24
Retained Earnings
Net Income	29,733.58

Total Equity	$90,302.82

TOTAL LIABILITIES AND EQUITY	$126,174.82

In re Glencrest Insurance Services, Inc.	Case No. 08-13131
Reporting Period: 7/1/09 — 7/31/09
STATUS OF POSTPETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning	Amount				Ending
	Tax	Withheld or	Amount		Check No.	Tax
Federal	Liability	Accrued	Paid	Date Paid	_____T	Liability
Withholding	NONE					NONE
FICA-Employee	NONE					NONE
FICA-Employer	NONE					NONE
Unemployment	NONE					NONE
Income	NONE					NONE
Other:	NONE					NONE
Total Federal Taxes	NONE					NONE
State and Local	NONE					NONE
Withholding	NONE					NONE
Sales	NONE					NONE
Excise	NONE					NONE
Unemployment	NONE					NONE
Real Property	NONE					NONE
Personal Property	NONE					NONE
Other:	NONE					NONE
Total State and Local	NONE					NONE
Total Taxes	NONE					NONE
SUMMARY OF UNPAID POSTPETITION DEBTS
Attach aged listing of accounts payable.
Number of Days Past Due

	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable						NONE
Wages Payable						NONE
Taxes Payable						NONE
Rent/Leases-Building						NONE
Secured Debt/Adequate Protection Payments						NONE
Professional Fees						NONE
Amounts Due to Insiders*						NONE
Other: _____________						NONE
Other: _____________						NONE
Total Postpetition Debts						NONE
Explain how and when the Debtor intends to pay any past-due postpetition debts.

*	“Insider” is defined in 11 U.S.C. Section 101(31).

In re	Glencrest Insurance Services, Inc. Debtor
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	NONE
+ Amounts billed during the period	NONE
- Amounts collected during the period	NONE
Total Accounts Receivable at the end of the reporting period	NONE
Accounts Receivable Aging	NONE
0 - 30 days old	NONE
31 - 60 days old	NONE
61 - 90 days old	NONE
91 + days old	NONE
Total Accounts Receivable	NONE
Amount considered uncollectible (Bad Debt)	NONE
Accounts Receivable (Net)	NONE
DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X

UNITED STATES BANKRUPTCY COURT
IN THE DISTRICT OF DELAWARE

In re Glencrest Investment Advisors, Inc.	Case No. 08-13128
Reporting Period: 7/1/09 — 7/31/09
MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month
Submit copy of report to any official committee appointed in the case

Affidavit /
		Document	Explanation	Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	YES
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	YES
Schedule of Professional Fees Paid	MOR-1b	YES
Copies of bank statements		YES
Cash disbursements journals		YES
Statement of Operations	MOR-2	YES
Balance Sheet	MOR-3	YES
Status of Post-petition Taxes	MOR-4	YES
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Unpaid Post-petition Debts	MOR-4	YES
Listing of aged accounts payable	MOR-4	YES
Accounts Receivable Reconciliation and Aging	MOR-5	YES
Debtor Questionnaire	MOR-5	YES
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Kevin McCarthy Signature of Authorized Individual*	August 25, 2009 Date

Kevin McCarthy Printed Name of Authorized Individual	CEO Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Glencrest Investment Advisors, Inc.	Case No. 08-13128 Reporting Period: 7/1/09 — 7/31/09
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

								CUMULATIVE
	BANK ACCOUNTS					CURRENT MONTH		FILING TO DATE
	OPER.		PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	$91,627.05					$91,627.05		$31,278.00

CASH SALES	$5.69					$5.69		$412.71
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS	$6,300.00					$6,300.00		$30,277.00
OTHER (ATTACH LIST)	$4,956.42	[1]				$4,956.42		$41,796.62
TRANSFERS (FROM DIP ACCTS)								$196,027.42

TOTAL RECEIPTS	$11,262.11					$11,262.11		$268,513.75

NET PAYROLL								$27,609.67
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES	$3,392.90					$3,392.90		$124,519.58
INSURANCE
ADMINISTRATIVE	$4,212.53					$4,212.53		$46,633.53
SELLING
OTHER (ATTACH LIST)

OWNER DRAW*
TRANSFERS (TO DIP ACCTS)

PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES	$974.76					$974.76		$2,275.00
COURT COSTS
TOTAL DISBURSEMENTS	$8,580.19					$8,580.19		$205,482.78

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)	$2,681.92					$2,681.92		$63,030.97

CASH — END OF MONTH	$94,308.97					$94,308.97		$94,308.97

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

[1] CA Financial Partners – June Fees	$347.81
Refund of Fees – Interactive Data	$4,148.72
Rent (final) Palm Desert	$459.89

$4,956.42

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS		$8,580.19
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$8,580.19

Account ******9162
Account Name Glencrest Investment Advisors, Inc.
Reconciliation As of Date 7/31/09

Balance per Bank		$94,273.24

Deposits in Transit
Date	Amount

Total

Outstanding Checks
Check #	Amount
1086	$25.00

Total		$(25.00)
Other (List)
July Bank charges not on books (journaled in account)		$60.73

Balance per Books		$94,308.97

In re Glencrest Investment Advisors, Inc.	Case No. 08-13128
Reporting Period: 7/1/09 — 7/31/09
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

	Period	Amount		Check		Amount Paid		Year-To-Date
Payee	Covered	Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses
NONE

Bank of America LOGO	Account Number ******9162
01 01 152 01 M0000 E# 9
CUSTOMER CONNECTION BANK OF AMERICA, N.A. DALLAS, TEXAS 75283-2406	Last Statement: 06/30/2009 This Statement: 07/31/2009
Customer Service 1-800-342-7722
GLENCREST INVESTMENT ADVISORS, INC. DEBTOR IN POSSESSION 08-13128 OPERATING ACCOUNT 1490 N CLAREMONT BLVD, SUITE 100 CLAREMONT CA 91711	Page 1 of 3 Bankruptcy Case Number: 0813128
Effective October 1, 2009, a pricing increase will occur for some services provided by Bank of America’s Automated Account Service, Service on Line or service provided by a Customer Service Representative Assistance. The new price for statement and photocopy requests are $10.00 per item. An additional $25.00 fee per occurrence is assessed for CSR Assistance when the service request is available through one of Bank of America’s automated services. The fees will be debited from your account. If you are interested in learning more about our automated services, please contact your banking representative.
CUSTOMER CONNECTION ECONOMY CHECKING
Account Summary Information

Statement Period	07/01/2009 – 07/31/2009	Statement Beginning Balance	94,132.46
Number of Deposits/Credits	5	Amount of Deposits/Credits	11,262.11
Number of Checks	9	Amount of Checks	11,060.60
Number of Other Debits	3	Amount of Other Debits	60.73
		Statement Ending Balance	94,273.24
Number of Enclosures	9
		Service Charge	60.73
Deposits and Credits

Date	Customer			Bank
Posted	Reference	Amount	Description	Reference
07/06		6,398.72	CA BANKING CENTER DEPOSIT	23530576034688
07/09		459.89	CA BANKING CENTER DEPOSIT	25400616061255
07/09		4,050.00	CA BANKING CENTER DEPOSIT	25400616061255
07/13		347.81	CA BANKING CENTER DEPOSIT	25400616001247
07/27		5.69	CA BANKING CENTER DEPOSIT	27860656092958
Withdrawals and Debits
Checks

Check		Date	Bank	Check		Date	Bank
Number	Amount	Posted	Reference	Number	Amount	Posted	Reference
1087	2,480.41	07/01	9692251458	1093	1,091.75	07/16	5992115783
1088	3,392.90	07/13	6792361582	1094	89.93	07/16	1182159402
1089	537.74	07/10	6492452920	1095	2,269.71	07/27	7892142138
1090	192.00	07/13	9792266983	1096	974.76	07/30	6992060865
1092*	31.40	07/23	7392389151
Other Debits

	Customer			Bank
Date Posted	Reference	Amount	Description	Reference
07/20		30.00	6 MONTH STOP PAY CHARGE
07/20		30.00	6 MONTH STOP PAY CHARGE
07/31		.73	FDIC ASSESSMENT

*	The preceding check(s) is still outstanding or has been included in a previous statement or is included in the ‘Other Debits’ section as an ACH paperless transaction.

CUSTOMER CONNECTION BANK OF AMERICA, N.A. DALLAS, TEXAS 75283-2406 GLENCREST INVESTMENT ADVISORS, INC.	Account Number ******9162 01 01 152 01 M0000 E# 9 Last Statement: 06/30/2009 This Statement: 07/31/2009 Customer Service 1-800-342-7722 Page 2 of 3 Bankruptcy Case Number: 0813128
CUSTOMER CONNECTION ECONOMY CHECKING
Daily Balances

Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Collected Balance
06/30	94,132.46	94,132.46	07/16	97,604.15	97,583.29
07/01	91,652.05	91,652.05	07/17	97,604.15	97,604.15
07/06	98,050.77	91,652.05	07/20	97,544.15	97,544.15
07/08	98,050.77	93,767.05	07/23	97,512.75	97,512.75
07/09	102,560.66	97,801.85	07/27	95,248.73	95,243.04
07/10	102,022.92	101,752.33	07/30	94,273.97	94,273.63
07/13	98,785.83	98,438.02	07/31	94,273.24	94,273.24

Account Number ******9162
CUSTOMER CONNECTION	01 01 152 01 M0000 E# 9
BANK OF AMERICA, N.A.	Last Statement: 06/30/2009
DALLAS, TEXAS 75283-2406	This Statement: 07/31/2009

Customer Service 1-800-342-7722
GLENCREST INVESTMENT ADVISORS, INC.
Page 3 of 3

Bankruptcy Case Number: 0813128
IMPORTANT INFORMATION
CHANGE OF ADDRESS. Please call us at the customer service telephone number listed on the front of this statement to tell us about a change of address.
TERMS AND CONDITIONS. All deposits to, withdrawals from, or other transactions pertaining to your account(s) are subject to the terms and conditions of the agreement you received when you opened your account and any amendments thereto. Amendments to the agreement may be made from time to time in the manner stated therein.
IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS. If you think your statement or receipt is wrong or if you need more information about an electronic transfer (e.g., ATM transactions, direct deposits or withdrawals, point-of-sale transactions) on the statement or receipt, telephone or write us at the address or number listed on the front of this statement as soon you can. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.

*	Tell us your name and account number.

*	Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe there is an error or why you need more information.

*	Tell us the dollar amount of the suspected error.
For consumer accounts used primarily for personal, family or household purposes, we will investigate your complaint and will correct any error promptly. If we take more than 10 business days (20 business days if you are a new customer, for electronic transfers occurring during the first 30 days after the first deposit is made to your account), to do this, we will re-credit your account for the amount you think is in error so that you will have use of the money during the time it takes us to complete our investigation.
For other accounts, we investigate, and if we find we have made an error, we will make the appropriate adjustment to your account at the conclusion of our investigation.
DIRECT DEPOSITS.
If you have arranged to have direct deposits made to your account at lease once every 60 days from the same person or company, you may call us at the telephone number listed on the front of this statement to find out if the deposit was made as scheduled.
REPORTING OTHER PROBLEMS.
You must examine your statement carefully and promptly. You are in the best position to discover errors and unauthorized transactions on your account. If you fail to notify us in writing of suspected problems or unauthorized transactions within the time periods specified in the deposit agreement (which periods are no more than 60 days after we make the statement available to you and in some cases are 30 days or less), we are not liable to you for, and you agree not to make a claim against us for the problems or unauthorized transactions.

Glencrest Investment Advisors, Inc.
Transaction Detail by Account
July 2009

Date	Type	Num	Name	Memo/Description	Split	Amount	Balance
B of A Checking
07/01/2009	General Journal	153			-SPLIT-	-3,392.90	-3,392.90
07/01/2009	General Journal	154			-SPLIT-	4,148.72	755.82
07/01/2009	General Journal	155			-SPLIT-	2,250.00	3,005.82
07/02/2009	General Journal	156			-SPLIT-	-537.74	2,468.08
07/04/2009	General Journal	157			-SPLIT-	-192.00	2,276.08
07/08/2009	General Journal	158			-SPLIT-	459.89	2,735.97
07/08/2009	General Journal	160			-SPLIT-	2,150.00	4,885.97
07/08/2009	General Journal	159			-SPLIT-	1,900.00	6,785.97
07/09/2009	General Journal	161			-SPLIT-	-5,162.00	1,623.97
07/09/2009	General Journal	161R			-SPLIT-	5,162.00	6,785.97
07/11/2009	General Journal	162			-SPLIT-	-31.40	6,754.57
07/11/2009	General Journal	163			-SPLIT-	-1,091.75	5,662.82
07/11/2009	General Journal	164			-SPLIT-	347.81	6,010.63
07/17/2009	General Journal	166			-SPLIT-	-2,269.71	3,740.92
07/18/2009	General Journal	167			-SPLIT-	-89.93	3,650.99
07/24/2009	General Journal	170			-SPLIT-	-974.76	2,676.23
07/24/2009	General Journal	171			-SPLIT-	5.69	2,681.92

Total for B of A Checking						$2,681.92
Sublease Deposit
07/08/2009	General Journal	158			-SPLIT-	-3,478.00	-3,478.00

Total for Sublease Deposit						$-3,478.00
CA Financial Ptnr Income
07/11/2009	General Journal	164			-SPLIT-	347.81	347.81

Total for CA Financial Ptnr Income						$347.81
Misc Asset Sales — Claremont
07/01/2009	General Journal	155			-SPLIT-	2,250.00	2,250.00
07/08/2009	General Journal	159			-SPLIT-	1,900.00	4,150.00
07/08/2009	General Journal	160			-SPLIT-	2,150.00	6,300.00

Total for Misc Asset Sales — Claremont						$6,300.00
Rental Income Palm Desert
07/08/2009	General Journal	158			-SPLIT-	3.937.89	3,937.89

Total for Rental Income Palm Desert						$3,937.89
I 365 Data Storage
07/17/2009	General Journal	166			-SPLIT-	2,269.71	2,269.71

Total for I 365 Data Storage						$2,269.71
Office Expenses
07/04/2009	General Journal	157			-SPLIT-	192.00	192.00
07/18/2009	General Journal	167			-SPLIT-	89.93	281.93

Total for Office Expenses						$281.93
Reliable Self Storage
07/02/2009	General Journal	156			-SPLIT-	537.74	537.74

Total for Reliable Self Storage						$537.74
Rent — Claremont
07/01/2009	General Journal	153			-SPLIT-	3,392.90	3,392.90

Total for Rent — Claremont						$3,392.90
Rent — Palm Desert

Journal Entry	Entry #: 153
Date: 07/01/2009

Account	Debit	Credit

Rent — Claremont	3392.90
B of A Checking		3392.90

Totals	3392.90	3392.90
Memo: Rent 7/1 — 7/7

Journal Entry	Entry #: 154
Date: 07/01/2009

Account	Debit	Credit

B of A Checking	4148.72
Other Income		4148.72

Totals	4148.72	4148.72
Memo: Interactive Data Refund

Journal Entry	Entry #: 155
Date: 07/01/2009

Account	Debit	Credit

B of A Checking	2250.00
Misc Asset Sales — Claremont		2250.00

Totals	2250.00	2250.00
Memo: Claremont Colleges

Journal Entry	Entry #: 156
Date: 07/02/2009

Account	Debit	Credit

Reliable Self Storage	537.74
B of A Checking		537.74

Totals	537.74	537.74
Memo: Initial rent July

Journal Entry	Entry #: 157
Date: 07/04/2009

Account	Debit	Credit

Office Expenses	192.00
B of A Checking		192.00

Totals	192.00	192.00
Memo: Moving expenses — Matt Clark

Journal Entry	Entry #: 158
Date: 07/08/2009

Account	Debit	Credit

B of A Checking	459.89
Sublease Deposit	3478.00
Rental Income Palm Desert		3937.89

Totals	3937.89	3937.89
Memo: Final rent close out net of subtenant deposit

Journal Entry	Entry #: 160
Date: 07/08/2009

Account	Debit	Credit

B of A Checking	2150.00
Misc Asset Sales — Claremont		2150.00

Totals	2150.00	2150.00
Memo: Water of Life Church

Journal Entry	Entry #: 159
Date: 07/08/2009

Account	Debit	Credit

B of A Checking	1900.00
Misc Asset Sales — Claremont		1900.00

Totals	1900.00	1900.00
Memo: Big Block Constr $400 + Milian Knecht & Warner $1,500

Journal Entry	Entry #: 162
Date: 07/11/2009

Account	Debit	Credit

Utilities — Gas Co	31.40
B of A Checking		31.40

Totals	31.40	31.40
Memo: 6/3 — 7/2

Journal Entry	Entry #: 163
Date: 07/11/2009

Account	Debit	Credit

Utilities — SCE	1091.75
B of A Checking		1091.75

Totals	1091.75	1091.75
Memo: 6/3 — 7/1

Journal Entry	Entry #: 164
Date: 07/11/2009

Account	Debit	Credit

B of A Checking	347.81
CA Financial Ptnr Income		347.81

Totals	347.81	347.81
Memo: June Fees

Journal Entry	Entry #: 166
Date: 07/17/2009

Account	Debit	Credit

I 365 Data Storage	2269.71
B of A Checking		2269.71

Totals	2269.71	2269.71
Memo: June

Journal Entry	Entry #: 167
Date: 07/18/2009

Account	Debit	Credit

Office Expenses	89.93
B of A Checking		89.93

Totals	89.93	89.93
Memo: PO Box Rental

Journal Entry	Entry #: 170
Date: 07/24/2009

Account	Debit	Credit

US Trustee	974.76
B of A Checking		974.76

Totals	974.76	974.76
Memo: Q2 Fee

Journal Entry	Entry #: 171
Date: 07/24/2009

Account	Debit	Credit

B of A Checking	5.69
Other Income		5.69

Totals	5.69	5.69
Memo: 1st Mercantile Clearing Commission

Glencrest Investment Advisors, Inc.
Profit & Loss
July 2009

Total
Income
CA Financial Ptnr Income	347.81
Misc Asset Sales — Claremont	6,300.00
Rental Income Palm Desert	3,937.89

Total Income	$10,585.70
Expenses
I 365 Data Storage	2,269.71
Office Expenses	281.93
Reliable Self Storage	537.74
Rent — Claremont	3,392.90
Rent — Palm Desert	0.00
US Trustee	974.76
Utilities — Gas Co	31.40
Utilities — SCE	1,091.75

Total Expenses	$8,580.19

Net Operating Income	$2,005.51
Other Income
Other Income	4,154.41

Total Other Income	$4,154.41

Net Other Income	$4,154.41

Net Income	$6,159.92

Glencrest Investment Advisors, Inc.
Profit & Loss
December 5, 2008 — July 31, 2009

Total
Income
Ameritrade Close Out	22,111.54
CA Financial Ptnr Income	2,867.36
Fees Billed	20.81
Misc Asset Sales — Claremont	30,277.00
Rental Income Palm Desert	27,573.93
Sublease — PFF	6,279.10
Trailer Income	3,263.56

Total Income	$92,393.30
Expenses
Bank Charges	200.21
Computek I.T.	1,275.00
I 365 Data Storage	16,212.22
Janitorial — Claremont	1,720.00
Janitorial — Palm Desert	560.00
Legal & Professional Fees	-7,097.45
Office Expenses	3,471.35
Other General and Admin Expenses	4,141.78
Payroll Expenses	27,603.90
Reliable Self Storage	537.74
Rent — Claremont	93,547.58
Rent — Palm Desert	30,972.00
Supplies	-233.34
Taxes & Licenses	2,505.41
US Trustee	2,275.00
Utilities	2,500.98
Utilities — Gas Co	1,307.89
Utilities — Phone and Data	11,534.05
Utilities — SCE	5,851.62
Utilities — Siemens	848.52
Utilities — Water	15.14

Total Expenses	$199,749.60

Net Operating Income	$-107,356.30
Other Income
Other Income	10,680.00

Total Other Income	$10,680.00
Other Expenses
Miscellaneous	54.11

Total Other Expenses	$54.11

Net Other Income	$10,625.89

Net Income	$-96,730.41

Glencrest Investment Advisors, Inc.
Balance Sheet
As of July 31, 2009

Total
ASSETS
Current Assets
Bank Accounts
B of A Checking	94,308.97
PFF Checking	0.00
Prepaid Rent — Claremont	0.00

Total Bank Accounts	$94,308.97

Total Current Assets	$94,308.97
Other Assets
Advances to Trust	80,000.00
Lease Deposit	3,578.00
Net Income/Loss GIS	58,822.00
Prepaid — Other	17,984.00
Prepaid A/P	23,437.00
Prepaid Rent & CAM — Claremont	0.00
Prepaid Rent — Palm Desert	0.00
Prin Rec FHLMC SEC Fixed	2,916.92
Property & Equipment	492,486.00
Utility Deposit	4,445.00
Valuation Allowance	-43,570.00

Total Other Assets	$640,098.92

TOTAL ASSETS	$734,407.89

LIABILITIES AND EQUITY
Liabilities
Long Term Liabilities
125 Deductions	5,150.00
401K	469.00
Accrued Payroll	8,000.00
Accrued Vacation	34,313.00
Deferred Federal Inc Tax	93,597.00
Deferred State Franchise Tax	-137,167.00
Employer FICA Tax Payable	27.00
Fed Inc Tax W/H	178.00
Federal Employee FICA	27.00
Intercompany Payable	14,433.00
MISC Unapplied Funds	-224.00
Other Accrued Liability	40,000.00
State Tax W/H	34.00
Sublease Deposit	1.00

Total Long Term Liabilities	$58,838.00

Total Liabilities	$58,838.00
Equity
APIC	6,870,597.00
APIC — Retained Earnings	-6,206,986.00
Common Stock	3.00
Opening Balance Equity	-1.00
Retained Earnings	108,687.30
Net Income	-96,730.41

Total Equity	$675,569.89

TOTAL LIABILITIES AND EQUITY	$734,407.89

In re Glencrest Investment Advisors, Inc.	Case No. 08-13128
Reporting Period: 7/1/09 — 7/31/09
STATUS OF POSTPETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

		Amount				Ending
	Beginning	Withheld or	Amount		Check No.	Tax
Federal	Tax Liability	Accrued	Paid	Date Paid	_____T	Liability
Withholding	NONE					NONE
FICA-Employee	NONE					NONE
FICA-Employer	NONE					NONE
Unemployment	NONE					NONE
Income	NONE					NONE
Other:	NONE					NONE
Total Federal Taxes	NONE					NONE
State and Local	NONE					NONE
Withholding	NONE					NONE
Sales	NONE					NONE
Excise	NONE					NONE
Unemployment	NONE					NONE
Real Property	NONE					NONE
Personal Property	NONE					NONE
Other:	NONE					NONE
Total State and Local	NONE					NONE
Total Taxes	NONE					NONE
SUMMARY OF UNPAID POSTPETITION DEBTS
Attach aged listing of accounts payable.
Number of Days Past Due

	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable						NONE
Wages Payable						NONE
Taxes Payable						NONE
Rent/Leases-Building						NONE
Secured Debt/Adequate Protection Payments						NONE
Professional Fees						NONE
Amounts Due to Insiders*						NONE
Other: _____________						NONE
Other: _____________						NONE
Total Postpetition Debts						NONE
Explain how and when the Debtor intends to pay any past-due postpetition debts.

*	“Insider” is defined in 11 U.S.C. Section 101(31).

In re	Glencrest Investment Advisors, Inc. Debtor
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	NONE
+ Amounts billed during the period	NONE
- Amounts collected during the period	NONE
Total Accounts Receivable at the end of the reporting period	NONE
Accounts Receivable Aging	NONE
0 - 30 days old	NONE
31 - 60 days old	NONE
61 - 90 days old	NONE
91+ days old	NONE
Total Accounts Receivable	NONE
Amount considered uncollectible (Bad Debt)	NONE
Accounts Receivable (Net)	NONE
DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.	X1
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X

[1]	Sales of Furniture and Equipment $6,300.00

UNITED STATES BANKRUPTCY COURT
IN THE DISTRICT OF DELAWARE

In re PFF Real Estate Services, Inc.	Case No. 08-13130
Reporting Period: 7/1/09 — 7/31/09
MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month
Submit copy of report to any official committee appointed in the case

Affidavit /
		Document	Explanation	Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	YES
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	YES
Schedule of Professional Fees Paid	MOR-1b	YES
Copies of bank statements		YES
Cash disbursements journals		YES
Statement of Operations	MOR-2	YES
Balance Sheet	MOR-3	YES
Status of Post-petition Taxes	MOR-4	YES
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Unpaid Post-petition Debts	MOR-4	YES
Listing of aged accounts payable	MOR-4	YES
Accounts Receivable Reconciliation and Aging	MOR-5	YES
Debtor Questionnaire	MOR-5	YES
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Kevin McCarthy	August 31, 2009
Signature of Authorized Individual*	Date

Kevin McCarthy	CEO
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re PFF Real Estate Services, Inc.	Case No. 08-13130
Reporting Period: 7/1/09 — 7/31/09
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH — ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

							CUMULATIVE
	BANK ACCOUNTS				CURRENT MONTH		FILING TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	$24,992.65				$24,992.65		$25,725.04

RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS
OTHER (ATTACH LIST)
TRANSFERS (FROM DIP ACCTS)

TOTAL RECEIPTS

NET PAYROLL
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES
INSURANCE
ADMINISTRATIVE							$82.15
SELLING
OTHER (ATTACH LIST)

OWNER DRAW*
TRANSFERS (TO DIP ACCTS)

PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES	$324.76				$324.76		$975.00
COURT COSTS
TOTAL DISBURSEMENTS	$324.76				$324.76		$1,057.15

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)	$(324.76)				$(324.76)		$(1,057.15)

CASH — END OF MONTH	$24,667.89				$24,667.89		$24,667.89

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE
THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS		$324.76
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$324.76

Account ******8192
Account Name PFF Real Estate Services, Inc.
Reconciliation As of Date 7/31/09

Balance per Bank		$24,665.70

Deposits in Transit
Date	Amount

Total

Outstanding Checks
Check #	Amount

Total

Other (List)

July Bank Fees not on books (journaled in August)		$2.19

Balance per Books		$24,667.89

In re PFF Real Estate Services, Inc.	Case No. 08-13130
Reporting Period: 7/1/09 — 7/31/09
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

	Period	Amount		Check		Amount Paid		Year-To-Date
Payee	Covered	Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses
NONE

Bank of America LOGO	Account Number ******8192
01 01 152 01 M0000 E# 1
CUSTOMER CONNECTION	Last Statement: 06/30/2009
BANK OF AMERICA, N.A.	This Statement: 07/31/2009
DALLAS, TEXAS 75283-2406

Customer Service 1-800-342-7722
PFF REAL ESTATE SERVICES, INC.
DEBTOR IN POSSESSION #08-13130
1490 N CLAREMONT BLVD, SUITE 100	Page 1 of 2
CLAREMONT CA 91711
Bankruptcy Case Number: 0813130
Effective October 1, 2009, a pricing increase will occur for some services provided by Bank of America’s Automated Account Service, Service on Line or service provided by a Customer Service Representative Assistance. The new price for statement and photocopy requests are $10.00 per item. An additional $25.00 fee per occurrence is assessed for CSR Assistance when the service request is available through one of Bank of America’s automated services. The fees will be debited from your account. If you are interested in learning more about our automated services, please contact your banking representative.
CUSTOMER CONNECTION ECONOMY CHECKING
Account Summary Information

Statement Period	07/01/2009 – 07/31/2009	Statement Beginning Balance	24,992.65
Number of Deposits/Credits	0	Amount of Deposits/Credits	.00
Number of Checks	1	Amount of Checks	324.76
Number of Other Debits	2	Amount of Other Debits	2.19
		Statement Ending Balance	24,665.70
Number of Enclosures	1
		Service Charge	2.19
Withdrawals and Debits
Checks

Check		Date	Bank	Check		Date	Bank
Number	Amount	Posted	Reference	Number	Amount	Posted	Reference
1004	324.76	07/30	6992060869
Other Debits

	Customer			Bank
Date Posted	Reference	Amount	Description	Reference
07/22	1	2.00	PHOTOCOPY/DOCUMENT IMAGE	09939900010
07/31		.19	FDIC ASSESSMENT
Daily Balances

Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Collected Balance
06/30	24,992.65	24,992.65	07/30	24,665.89	24,665.89
07/22	24,990.65	24,990.65	07/31	24,665.70	24,665.70

Account Number ******8192
CUSTOMER CONNECTION	01 01 152 01 M0000 E# 1
BANK OF AMERICA, N.A.	Last Statement: 06/30/2009
DALLAS, TEXAS 75283-2406	This Statement: 07/31/2009

Customer Service 1-800-342-7722
PFF REAL ESTATE SERVICES, INC.
Page 2 of 2

Bankruptcy Case Number: 0813130
IMPORTANT INFORMATION
CHANGE OF ADDRESS. Please call us at the customer service telephone number listed on the front of this statement to tell us about a change of address.
TERMS AND CONDITIONS. All deposits to, withdrawals from, or other transactions pertaining to your account(s) are subject to the terms and conditions of the agreement you received when you opened your account and any amendments thereto. Amendments to the agreement may be made from time to time in the manner stated therein.
IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS. If you think your statement or receipt is wrong or if you need more information about an electronic transfer (e.g., ATM transactions, direct deposits or withdrawals, point-of-sale transactions) on the statement or receipt, telephone or write us at the address or number listed on the front of this statement as soon you can. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.

*	Tell us your name and account number.

*	Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe there is an error or why you need more information.

*	Tell us the dollar amount of the suspected error.
For consumer accounts used primarily for personal, family or household purposes, we will investigate your complaint and will correct any error promptly. If we take more than 10 business days (20 business days if you are a new customer, for electronic transfers occurring during the first 30 days after the first deposit is made to your account), to do this, we will re-credit your account for the amount you think is in error so that you will have use of the money during the time it takes us to complete our investigation.

For other accounts, we investigate, and if we find we have made an error, we will make the appropriate adjustment to your account at the conclusion of our investigation.
DIRECT DEPOSITS.
If you have arranged to have direct deposits made to your account at lease once every 60 days from the same person or company, you may call us at the telephone number listed on the front of this statement to find out if the deposit was made as scheduled.
REPORTING OTHER PROBLEMS.
You must examine your statement carefully and promptly. You are in the best position to discover errors and unauthorized transactions on your account. If you fail to notify us in writing of suspected problems or unauthorized transactions within the time periods specified in the deposit agreement (which periods are no more than 60 days after we make the statement available to you and in some cases are 30 days or less), we are not liable to you for, and you agree not to make a claim against us for the problems or unauthorized transactions.

PFF Real Estate Services, Inc.
Transaction Detail by Account
July 2009

Date	Type	Num	Name	Memo/Description	Split	Amount	Balance
B of A Checking
07/24/2009	General Journal	16			-SPLIT-	-324.76	-324.76

Total for B of A Checking						$-324.76
US Trustee
07/24/2009	General Journal	16			-SPLIT-	324.76	324.76

Total for US Trustee						$324.76

Journal Entry	Entry #: 16
Date: 07/24/2009

Account	Debit	Credit

US Trustee	324.76
B of A Checking		324.76

Totals	324.76	324.76
Memo: Q2 Fee

PFF Real Estate Services, Inc.
Profit & Loss
July 2009

Total
Income
Total Income
Expenses
U S Trustee	324.76

Total Expenses	$324.76

Net Operating Income	$-324.76

Net Income	$-324.76

PFF Real Estate Services, Inc.
Profit & Loss
December 5, 2008 — July 31, 2009

Total
Income
Total Income
Expenses
Bank Charges	82.15
U S Trustee	975.00

Total Expenses	$1,057.15

Net Operating Income	$-1,057.15
Other Income
Other Income	0.04

Total Other Income	$0.04

Net Other Income	$0.04

Net Income	$-1,057.11

PFF Real Estate Services, Inc.
Balance Sheet
As of July 31, 2009

Total
ASSETS
Current Assets
Bank Accounts
B of A Checking	24,667.89
PFF Checking	0.00

Total Bank Accounts	$24,667.89

Total Current Assets	$24,667.89

TOTAL ASSETS	$24,667.89

LIABILITIES AND EQUITY
Liabilities
Total Liabilities
Equity
APIC — Retained Earnings	-29,275.00
Common Stock	55,000.00
Opening Balance Equity	0.00
Retained Earnings
Net Income	-1,057.11

Total Equity	$24,667.89

TOTAL LIABILITIES AND EQUITY	$24,667.89

In re PFF Real Estate Services, Inc.	Case No. 08-13130
Reporting Period: 7/1/09 — 7/31/09
STATUS OF POSTPETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

		Amount				Ending
	Beginning	Withheld or	Amount		Check No.	Tax
Federal	Tax Liability	Accrued	Paid	Date Paid	_____T	Liability
Withholding	NONE					NONE
FICA-Employee	NONE					NONE
FICA-Employer	NONE					NONE
Unemployment	NONE					NONE
Income	NONE					NONE
Other:	NONE					NONE
Total Federal Taxes	NONE					NONE
State and Local	NONE					NONE
Withholding	NONE					NONE
Sales	NONE					NONE
Excise	NONE					NONE
Unemployment	NONE					NONE
Real Property	NONE					NONE
Personal Property	NONE					NONE
Other:	NONE					NONE
Total State and Local	NONE					NONE
Total Taxes	NONE					NONE
SUMMARY OF UNPAID POSTPETITION DEBTS
Attach aged listing of accounts payable.
Number of Days Past Due

	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable						NONE
Wages Payable						NONE
Taxes Payable						NONE
Rent/Leases-Building						NONE
Secured Debt/Adequate Protection Payments						NONE
Professional Fees						NONE
Amounts Due to Insiders*						NONE
Other: _____________						NONE
Other: _____________						NONE
Total Postpetition Debts						NONE
Explain how and when the Debtor intends to pay any past-due postpetition debts.

*	“Insider” is defined in 11 U.S.C. Section 101(31).

In re	PFF Real Estate Services, Inc. Debtor
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	NONE
+ Amounts billed during the period	NONE
- Amounts collected during the period	NONE
Total Accounts Receivable at the end of the reporting period	NONE
Accounts Receivable Aging	NONE
0 - 30 days old	NONE
31 - 60 days old	NONE
61 - 90 days old	NONE
91+ days old	NONE
Total Accounts Receivable	NONE
Amount considered uncollectible (Bad Debt)	NONE
Accounts Receivable (Net)	NONE
DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X